UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2021

Astra Space, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39426	14-1916687
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 Skyhawk Street

Alameda, CA 94501

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (866) 278-7217

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	ASTR	The Nasdaq Stock Market LLC
Warrants to purchase one share of common stock, each at an exercise price of $11.50	ASTRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

This Amendment No. 1 on Form 8-K/A (“Amendment No. 1”) amends the Current Report on Form 8-K of Astra Space, Inc., a Delaware corporation (the “Company”), filed on June 30, 2021 (the “Original Report”), in which the Company reports, among other events, the completion of the Business Combination (as defined in the Original Report).

This Amendment No. 1 is being filed in order to include entry into an investors’ rights agreement and a director nomination agreement on June 30, 2021 by the Company and to disclose information required by Item 8.01 of Form 8-K.

This Amendment No. 1 does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company or its subsidiaries subsequent to the filing date of the Original Report, except as indicated below under Items 1.01 and 8.01. The information previously reported in or filed with the Original Report is hereby incorporated by reference to this Amendment No. 1.

Item 1.01	Entry into a Material Definitive Agreement.

Investors’ Rights Agreement

In connection with the execution of the Merger Agreement, Holicity, the Company, certain Holicity stockholders and certain Astra stockholders entered into an investors’ rights agreement (the “Investors’ Rights Agreement”), effective as of the Closing. In addition, all other Astra stockholders that received capital stock of New Astra in the Business Combination have been asked to sign a joinder to the Investors’ Rights Agreement pursuant to a letter of transmittal.

Pursuant to the Investors’ Rights Agreement, New Astra will be required to register for resale securities held by the stockholders party thereto. New Astra will have no obligation to facilitate more than one demand, made by Pendrell Holicity Holdings Corporation (the “Sponsor”), or its affiliates, that New Astra register such stockholders’ securities. In addition, the holders have certain “piggyback” registration rights with respect to registrations initiated by New Astra. New Astra will bear the expenses incurred in connection with the filing of any registration statements pursuant to the Investors’ Rights Agreement. The Investors’ Rights Agreement restricts the ability of the Sponsor and the Astra Founders to transfer their shares of New Astra common stock, subject to certain permitted transfers, until the earlier of (i) the first anniversary of the Closing and (ii) following the Closing, if the closing price of the New Astra common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Closing. The Investors’ Rights Agreement also restricts the ability of each other stockholder who is a party thereto, including the directors and officers of Astra, to transfer their shares of New Astra common stock, subject to certain permitted transfers, until six (6) months after the Closing.

The foregoing description of the Investors’ Rights Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Investors’ Rights Agreement, which is filed hereto as Exhibit 10.4 and is incorporated herein by reference.

Director Nomination Agreement

In connection with the Closing, New Astra and the Sponsor entered into a director nomination agreement (the “Director Nomination Agreement”). Pursuant to the Director Nomination Agreement, the Sponsor holds certain rights to nominate a member of the Board effective as of the Closing Date, subject to the conditions set forth in the Director Nomination Agreement. The Sponsor’s initial nominee to the Board is Craig McCaw. The Director Nomination Agreement will terminate as of the date that is 12 months after the Closing Date.

The foregoing description of the Director Nomination Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Director Nomination Agreement, which is attached as Exhibit 10.12 hereto and incorporated herein by reference.

Item 8.01	Other Events

Holicity Inc., a Delaware corporation (the “Company”), and Astra Space, Inc., a Delaware corporation (“Astra”), issued a joint press release announcing that on June 30, 2021, they consummated the business combination (the “Closing”) contemplated by the previously announced Agreement and Plan of Merger, dated as of February 2, 2021 (as amended and/or restated from time to time, the “Merger Agreement”), by and among the Company, Astra, Holicity Merger Sub Inc., a wholly-owned subsidiary of Holicity (“Merger Sub”), and Chris Kemp, in the capacity as the Stockholder Representative thereunder.

As a result of the Closing and the transactions contemplated by the Merger Agreement, (i) Merger Sub merged with and into Astra (the “Merger”) with Astra surviving the Merger as a wholly-owned subsidiary of the Company, and (ii) the Company’s name was changed from Astra Space Operations, Inc. to Astra Space, Inc. The Company expects that its common stock and public warrants will begin to trade on the Nasdaq Capital Market under the ticker symbols “ASTR” and “ASTRW”, respectively, on or about July 1, 2021. A copy of such press release is attached as Exhibit 99.1 hereto and is incorporated by reference into this Item 8.01.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.4†	Investors’ Rights Agreement, dated February 2, 2020, by and among Holicity Inc., Astra Space, Inc. and certain of its stockholders (incorporated by reference to Exhibit 10.3 of Holicity Inc.’s Registration Statement on Form S-4 (Reg. No. 333-255703), filed with the SEC on May 3, 2021).

10.12	Director Nomination Agreement, dated June 30, 2021, by and between Astra Space, Inc., Pendrell Holicity Holdings Corporation and Adam P. London and Chris C. Kemp.

99.1	Press Release, dated June 30, 2021

†	Previously filed with the Original Report

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Date: June 30, 2021	Astra Space, Inc.

	By:	/s/ Chris Kemp
	Name:	Chris Kemp
	Title:	President, Chairman and Chief Executive Officer